POWER OF ATTORNEY


          WHEREAS, the undersigned officers and directors of Dialogic Corporation desire to authorize Howard G. Bubb, Edward B. Jordan and Theodore M. Weitz to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

          NOW, THEREFORE,

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Howard G. Bubb, Edward B. Jordan and Theodore M. Weitz, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 2,400,000 shares of the Common Stock of Dialogic Corporation issuable pursuant to the 1997 Dialogic Corporation Stock Benefit Plan and the Dialogic Corporation Director Stock
Election/Deferral Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 27th day of February, 1997.

          SIGNATURE                                  TITLE

/s/Howard G. Bubb
______________________________ President, Chief Executive Officer and Director Howard G. Bubb


/s/Kenneth J. Burkhardt, Jr.
______________________________  Director
Kenneth J. Burkhardt, Jr.


/s/Masao Konomi
______________________________  Director
Masao Konomi


/s/John N. Lemasters
______________________________  Director
John N. Lemasters


/s/Francis G. Rodgers
_____________________________   Director
Francis G. Rodgers


/s/James J. Shinn
_____________________________   Director
James J. Shinn


/s/Nicholas Zwick
______________________________  Director
Nicholas Zwick


/s/Edward B. Jordan
______________________________  Treasurer,  Vice President and Chief Financial
Edward B. Jordan                Officer (Chief Financial and Accounting Officer)